DRYDEN SHORT-TERM BOND FUND, INC.

Dryden Short-Term Corporate Bond Fund

Supplement dated August 24, 2009 to the Prospectus dated March 3, 2009
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This supplement amends the Prospectus of Dryden Short-Term Corporate Bond Fund (the “Fund”), replaces the supplement dated August 24, 2009 to the Fund’s Prospectus, and is in addition to any other existing supplement to the Fund’s Prospectus. The changes described in this supplement will be effective on or about November 1, 2009.

1. In the Prospectus, the 2nd bullet point under “Notes to Fees and Expenses and Examples Tables” on page 9 is deleted and replaced with the following:

° Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 0.50% if they sell these shares within 18 months of purchase. The CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential.

2. In the Prospectus, the second paragraph under the caption “How the Fund Invests - Investment Objective and Policies” on page 11, which currently reads:

In pursuing our objective, we invest, under normal circumstances, at least 80% of the Fund's investable assets in bonds of corporations with varying maturities. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, and corporations include all private issuers. The effective duration of the Fund's portfolio will generally be less than three years, and its dollar-weighted average portfolio maturity will generally be between two and three years. We will buy and sell securities to take advantage of investment opportunities based on our analysis of market conditions, interest rates and general economic factors.

is deleted and replaced with the following:

In pursuing our objective, we invest, under normal circumstances, at least 80% of the Fund's investable assets in bonds of corporations with varying maturities. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, and corporations include all private issuers. The effective duration of the Fund's portfolio will generally be less than three years. We will buy and sell securities to take advantage of investment opportunities based on our analysis of market conditions, interest rates and general economic factors.

3. In the Prospectus, the 1st bullet point under “How to Buy Shares – Choosing a Share Class” on page 35 is deleted and replaced with the following:

•

Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 18 months of purchase are also subject to a CDSC of 0.50% (the CDSC is waived for certain retirement and/or benefit plans.)

4. In the Prospectus: (i) in the table under “How to Buy Shares – Choosing a Share Class – Share Class Comparison” on page 36, the reference to the Class A CDSC is revised to read 0.50% and (ii) the 4th bullet point under “Notes to Share Class Comparison Table” on page 37 is deleted and replaced with the following:

° Investors who purchase $1 million or more of Class A shares and sell these shares within 18 months of purchase are subject to a 0.50% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

5. In the Prospectus, the table under the caption “Reducing or Waiving Class A's Initial Sales Charge” on page 38 is deleted and replaced with the following:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Allowance
Less than $100,000	3.25%	3.36%	3.00%
$100,000 to $249,999	2.75%	2.83%	2.50%
$250,000 to $499,999	2.25%	2.30%	2.00%
$500,000 to $999,999	1.75%	1.78%	1.55%
$1 million and above*	None	None	0.50%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z or Class R shares. If you purchase $1 million or more of Class A shares and sell these shares within 18 months of purchase, you will be subject to a 0.50% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

** For investments of $3 million to $14,999,999, the dealer reallowance is 0.25%. For investments of $15 million and over, the dealer reallowance is 0.15%.

6. In the Prospectus, the section under the caption “How to Sell Your Shares - Contingent Deferred Sales Charge (CDSC)” on page 51 is deleted and replaced with the following:

If you sell Class B shares within four years of purchase or Class C shares within 12 months of purchase you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 0.50% CDSC for shares redeemed within 18 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

•	Amounts representing shares you purchased with reinvested dividends and distributions,
•

Amounts representing the increase in NAV above the total amount of payments for shares made during the past 18 months for Class A shares (in certain cases), 4 years for Class B shares and 12 months for Class C shares, and

•	Amounts representing the cost of shares held beyond the CDSC period (18 months for Class A shares (in certain cases), 4 years for Class B shares and 12 months for Class C shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 0.50% CDSC for shares redeemed within 18 months of purchase (the CDSC is waived for purchases by certain retirement and/or benefit plans). The CDSC for Class B shares is 3% in the first year, 2% in the second, and 1% in the third and fourth years. The CDSC is 1% for Class C shares — which is applied to shares sold within 12 months of purchase. The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

LR298

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